As filed with the Securities and Exchange Commission on August 14, 2001

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]                             Check the appropriate box:
Filed by a Party other than the Registrant[ ]           [ ] Preliminary Proxy Statement
                                                        [X] Definitive Proxy Statement
                                                        [ ] Definitive Additional Materials
                                                        [ ] Soliciting Material Pursuant to
                                                            Rule 14a-11(c) or Rule 14a-12


                           THE ROYCE FUND (11 SERIES)
                            PENNSYLVANIA MUTUAL FUND
                           ROYCE LOW-PRICED STOCK FUND
                              ROYCE MICRO-CAP FUND
                             ROYCE OPPORTUNITY FUND
                               ROYCE PREMIER FUND
                                ROYCE SELECT FUND
                            ROYCE SPECIAL EQUITY FUND
                             ROYCE TOTAL RETURN FUND
                          ROYCE TRUST & GIFTSHARES FUND
                                ROYCE VALUE FUND
                              ROYCE VALUE PLUS FUND

            --------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 SAME AS ABOVE
            --------------------------------------------------------
                     (NAME OF PERSON FILING PROXY STATEMENT)


Payment of filing fee (Check the appropriate box):

   [X]    No fee required.

   [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

   (1)    Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

   (2)    Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

          ----------------------------------------------------------------------

   (4)    Proposed maximum aggregate value of transaction:

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)    Amount Previously Paid:

          ----------------------------------------------------------------------

   (2)    Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

   (3)    Filing Party:

          ----------------------------------------------------------------------

   (4)    Date Filed:

          ----------------------------------------------------------------------

Dear Royce Fund Shareholder:


For the past year, we have been looking for the right corporate partner, one that would allow us to manage The Royce Funds in the years ahead with the same approach that shareholders have known for the past almost 30 years.

We are pleased to announce that we have found that partner in Legg Mason, Inc., a public company listed on the New York Stock Exchange (Symbol: LM). Legg Mason has agreed to purchase the business of Royce & Associates, Inc. ("R&A"), the Investment Adviser to The Royce Funds. R&A will become a wholly owned subsidiary of Legg Mason and is expected to retain day-to-day operating autonomy.

Legg Mason, Inc., headquartered in Baltimore, is a holding company that provides asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of June 30, 2001, Legg Mason's asset management subsidiaries had aggregate assets under manage-ment of $145.6 billion, including approximately $29.5 billion in proprietary mutual funds.

Our partnership with Legg Mason offers important benefits for all shareholders of The Royce Funds:

     o We expect to retain full autonomy over our investment process and to manage our portfolios in the same small-cap value style that you have come to appreciate.

     o Whitney George, Buzz Zaino, Charlie Dreifus and I will continue as Senior Portfolio Managers of R&A, and there is great incentive for us to provide high-quality investment management services to our client accounts.

     o The current classes of the Funds will retain their same management fee structure upon completion of the transaction; no additional levels of sales charges or expenses will be added to the current Fund classes as a result of the transaction, and they will remain available to new investors.

As a result of the transaction, The Royce Funds must obtain approval by the Funds' shareholders of new investment advisory agreements. Enclosed is a Proxy Statement giving further details and asking for your approval. We hope that you will read it carefully and vote promptly.

Please call Investor Services at 1-800-221-4268 with any questions.

As always, thank you for your continued support of our work. We look forward to serving you for many years to come.

Sincerely,

/s/ Charles M. Royce

Charles M. Royce

                       This page intentionally left blank

                              IMPORTANT INFORMATION

For Royce Fund Shareholders

     Enclosed is a Proxy Statement for an up-coming shareholder meeting. While we encourage you to carefully read the full text of the enclosed Proxy Statement, here is a brief overview of matters to be voted on:

Q What am I being asked to vote "FOR" on this proxy?

A This proxy has two proposals:

     1. Approval of a new investment advisory agreement between the Trust, on behalf of each of its Funds, and Royce & Associates, Inc. ("R&A"), on substantially similar terms as the current investment advisory agreement, but with R&A operating as a wholly-owned subsidiary of Legg Mason, Inc. (NYSE: LM);

     2.  Election of Trustees of the Trust.

Q Why are we being asked to vote on a new investment advisory agreement?

A R&A has agreed to be acquired by Legg Mason. That transaction will terminate the current investment advisory agreements between the Funds and R&A. The transaction cannot be completed unless a number of conditions are met. One condition is that the shareholders of all but our smallest funds must approve the proposed new investment advisory agreements. As a result, you are being asked to vote on the new investment advisory agreements with R&A, operating under its new ownership.

Q Why are you selling the firm?

A We wanted to ensure that R&A would be in a position to continue to provide well into the future the same level of Fund investment management as it has for the past almost 30 years.

Q Will this change the advisory fees on my fund?

A No. The new investment advisory agreements provide for advisory fees payable to R&A at the same rates contained in the current advisory agreements.

Q Will the portfolio management team change as a result of the transaction?

A No. The current portfolio management team is expected to remain in place upon completion of the transaction, and Chuck Royce, Whitney George and Buzz Zaino have each signed a five-year employment agreement.


                                      (i)

Q How does the Board of Trustees recommend shareholders vote on these proposals?

A The Board of Trustees has unanimously recommended that shareholders vote "FOR" each of the proposals. The Board believes that R&A's proposed acquisition by Legg Mason is in the best interests of the Funds and their shareholders.

Q How can I vote my proxy?

A For your convenience, there are several ways you can vote:

     o   By mail: vote, sign and return the enclosed proxy card
     o   By telephone: 800-690-6903
     o By facsimile (if you are a registered shareholder): vote, sign and fax the enclosed proxy card to 800-733-1885
     o   By internet: www.proxyvote.com
     o In person: September 14, 2001, 9:30 a.m., 1414 Avenue of the Americas, New York, NY 10019

     See your proxy card for specific instructions on how to vote via telephone, facsimile or the internet.

     It is important that you vote your proxy promptly.



                                      (ii)

                           THE ROYCE FUND (11 Series)

                            Pennsylvania Mutual Fund
                           Royce Low-Priced Stock Fund
                              Royce Micro-Cap Fund
                             Royce Opportunity Fund
                               Royce Premier Fund
                                Royce Select Fund
                            Royce Special Equity Fund
                             Royce Total Return Fund
                          Royce Trust & GiftShares Fund
                                Royce Value Fund
                              Royce Value Plus Fund

                           1414 Avenue of the Americas
                               New York, NY 10019

                             ------------------
                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             ------------------

                        TO BE HELD ON SEPTEMBER 14, 2001

To the Shareholders of:

THE ROYCE FUND (11 Series)
    Pennsylvania Mutual Fund
    Royce Low-Priced Stock Fund
    Royce Micro-Cap Fund
    Royce Opportunity Fund
    Royce Premier Fund
    Royce Select Fund
    Royce Special Equity Fund
    Royce Total Return Fund
    Royce Trust & GiftShares Fund
    Royce Value Fund
    Royce Value Plus Fund

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of each of the above-listed Series (each, a "Fund" and collectively, the "Funds") of The Royce Fund (the "Trust") will be held at the offices of the Trust, 1414 Avenue of the Americas, New York, New York 10019 on Friday, September 14, 2001, at 9:30 a.m. (Eastern time) for the following purposes:

1. To consider and act upon the proposed Investment Advisory Agreement for each Fund;

2. To elect a Board of eight Trustees of the Trust to hold office until the next Special Meeting of Shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal; and

3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     If you have any questions regarding Proposal 1 or 2 or need assistance in voting, please contact our proxy firm, Georgeson Shareholder Communications, Inc., at 1-888-854-7805.

     The Board of Trustees of the Trust has set the close of business on August 3, 2001 as the record date for determining those shareholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

     A complete list of the shareholders of the Trust entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Trust for any purpose relevant to that Meeting during ordinary business hours from and after August 31, 2001, at the office of the Trust, 1414 Avenue of the Americas, New York, New York.

     The Funds' Annual Reports to Shareholders for the year ended December 31, 2000 were previously mailed to their shareholders, and copies are available upon request, without charge, by writing to the Trust at 1414 Avenue of the Americas, New York, New York 10019 or calling toll free at 1-800-221-4268.


                                    IMPORTANT

     To save the Funds the expense of additional proxy solicitation, please mark your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. You have been provided with the opportunity on your proxy card or voting instruction form to give voting instructions via telephone or the Internet, and you are encouraged to take advantage of these prompt and efficient voting options. The accompanying Proxy is solicited on behalf of the Board of Trustees, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.

                                    By order of the Board of Trustees,

                                    Andrew S. Novak
                                    Secretary of The Royce Fund

     August 8, 2001

                                 PROXY STATEMENT

                           THE ROYCE FUND (11 Series)

                            Pennsylvania Mutual Fund
                           Royce Low-Priced Stock Fund
                              Royce Micro-Cap Fund
                             Royce Opportunity Fund
                               Royce Premier Fund
                                Royce Select Fund
                            Royce Special Equity Fund
                             Royce Total Return Fund
                          Royce Trust & GiftShares Fund
                                Royce Value Fund
                              Royce Value Plus Fund

                           1414 Avenue of the Americas
                               New York, NY 10019

                         SPECIAL MEETING OF SHAREHOLDERS
                               September 14, 2001


                                  INTRODUCTION

     The enclosed Proxy is solicited on behalf of the Board of Trustees for use at a Special Meeting of Shareholders (the "Meeting") of each of the above-listed Series (each, a "Fund" and collectively, the "Funds") of The Royce Fund (the "Trust"), to be held at the offices of the Trust, 1414 Avenue of the Americas, New York, New York 10019, on Friday, September 14, 2001, at 9:30 a.m. (Eastern time) and at any adjournments thereof. The approximate mailing date of this Proxy Statement is August 13, 2001.

     All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted:

     1. "FOR" the approval of the proposed Investment Advisory Agreement for each Fund; and

     2.  "FOR" the election of the Trustee nominees of the Trust.

     You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Trust at the Trust's address indicated above or by filing a new Proxy with a later date, and any shareholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

     The Board of Trustees of the Trust has set the close of business on August 3, 2001 as the record date (the "Record Date") for determining those shareholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Shareholders on the Record Date will be entitled to one vote for each share of beneficial interest ("share") held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

     As of the Record Date, each Fund had outstanding the number of shares as indicated in Exhibit A to this Proxy Statement. Except as set forth in Exhibit A, to the Trust's knowledge, as of the Record Date, no person is the beneficial owner of five percent or more of the Trust's outstanding shares or five percent or more of the shares of any Fund.

     The Board of Trustees knows of no business other than that mentioned in Proposals 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

                       PROPOSAL 1: APPROVAL OR DISAPPROVAL
                  OF THE NEW INVESTMENT ADVISORY AGREEMENTS

     On July 18, 2001, Royce & Associates, Inc. ("R&A"), the Funds' investment adviser, and Legg Mason, Inc. ("Legg Mason") announced that they, R&A's shareholders and Royce Management Company had entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), pursuant to which R&A will be acquired by, and become a wholly-owned subsidiary of, Legg Mason (the "Transaction"). Legg Mason is a publicly-held financial services company primarily engaged in providing asset management, securities brokerage, investment banking and related services through its subsidiaries. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), completion of the Transaction will result in the automatic termination of the current investment advisory agreements between R&A and the Trust on behalf of the Funds (each, a "Current Investment Advisory Agreement" and collectively, the "Current Investment Advisory Agreements"). Additionally, a condition to the completion of the Transaction is that each of the Funds (other than any Fund having net assets of less than $10 million as of the date of the Stock Purchase Agreement) approve a new investment advisory agreement to become effective upon completion of the Transaction. This Proposal seeks the approval of each Fund's shareholders of a new investment advisory agreement between R&A and the Trust for that Fund (each, a "New Investment Advisory Agreement" and collectively, the "New Investment Advisory Agreements") to replace the Current Investment Advisory Agreement for that Fund.

     R&A has served as each Fund's investment adviser other than Pennsylvania Mutual Fund since its inception and has managed the investment policies and made investment decisions for each Fund pursuant to the Current Investment Advisory Agreements. Exhibit A to this Proxy Statement sets forth the date of each Current Investment Advisory Agreement, the date of the last submission of the agreement for shareholder approval and the reason for submission and a description of Trustee actions regarding the Current Investment Advisory Agreements since January 1, 2000, the beginning of the Trust's last fiscal year.


Information Concerning R&A

     R&A, a New York corporation, is an independent investment advisory firm established in 1967. R&A is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. R&A's shareholders are Charles M. Royce and trusts primarily for the benefit of his children. Mr. Royce owns all of R&A's voting shares, and the trusts and Mr. Royce own all of its non-voting shares. Mr. Royce is R&A's sole director, and his principal occupation is Chief Executive Officer and Chief Investment Officer of R&A. As of June 30, 2001, R&A managed approximately $5.3 billion in assets for the Trust and other registered investment companies advised and sponsored by R&A (the "Royce Funds") and other client accounts. Substantially all of R&A's client accounts are managed in small- and micro-cap investment products. R&A's and Mr. Royce's address is 1414 Avenue of the Americas, New York, New York 10019.


Information Concerning Legg Mason

     Tracing its roots to a predecessor company founded in 1899, Legg Mason, through its subsidiaries, is principally engaged in providing asset management, securities brokerage, investment banking and related financial services to individuals, institutions, corporations and municipalities. Shares of Legg Mason common stock are listed and traded on the New York Stock Exchange (symbol: LM). As of June 30, 2001, Legg Mason's asset management subsidiaries had approximately $145.6 billion in assets under management, including approximately $29.5 billion in proprietary mutual funds and excluding $1.2 billion in proprietary mutual funds sub-advised by third parties. For the fiscal year ended March 31, 2001, investment advisory and related fees represented approximately 48.1% of the consolidated revenues of Legg Mason and its subsidiaries. Exhibit B to this Proxy Statement sets forth the name, title and principal occupation of each principal executive officer and each director of Legg Mason. Legg Mason's principal office is located at 100 Light Street, Baltimore, Maryland 21202. Additional information about Legg Mason, including a copy of its 2001 Annual Report, is available on the firm's website: www.leggmason.com.

The Transaction

     To effect the Transaction, R&A, Legg Mason, R&A's shareholders and Royce Management Company entered into the Stock Purchase Agreement, pursuant to which Legg Mason has agreed to purchase all of R&A's outstanding capital stock for a total purchase price of up to $215 million, of which $115 million will be paid to R&A's shareholders upon completion of the Transaction and up to $100 million may be paid to them in the future based upon the level of the gross revenues of R&A and its subsidiaries during the six years following the Transaction. Up to 50% of such consideration may be paid to R&A's shareholders in shares of Legg Mason's common stock. The Transaction is anticipated to be completed on or about October 1, 2001, and will result in the automatic termination of the Current Investment Advisory Agreements pursuant to the Investment Company Act.


     Completion of the Transaction is subject to the satisfaction (or waiver) of a number of closing conditions, including (i) R&A having obtained Board of Trustees approval of each of the New Investment Advisory Agreements, (ii) R&A having obtained shareholder approval of each of the New Investment Advisory Agreements other than any such agreement relating to a Fund having less than $10 million of net assets as of the date of the Stock Purchase Agreement, (iii) R&A having obtained client consents from investment company and other clients of R&A representing specified percentages of R&A's total assets under management as of a specified base date, and (iv) the parties to the Transaction having obtained any necessary consents of governmental authorities to the completion of the Transaction.

     Because of the condition relating to shareholder approval of the New Investment Advisory Agreements, approval or disapproval by a Fund's shareholders of a New Investment Advisory Agreement for that Fund, both alone and taken together with other clients' approvals or consents, could determine whether or not the Transaction is completed. However, even in the event the Transaction is not completed, each New Investment Advisory Agreement will nevertheless become effective if it has been approved by its Fund's shareholders. There is no requirement that all New Investment Advisory Agreements be approved for any to become effective if the Transaction is not completed. In the event that the transaction is completed and an individual Fund's shareholders do not approve the New Investment Advisory Agreement, it is anticipated that the individual Fund will operate under an interim investment advisory agreement substantially the same as the Current Investment Advisory Agreement for a period of up to 150 days (as permitted by the rules of the Securities and Exchange Commission (the "SEC")), and Trust management may adjourn that Fund's meeting with respect to Proposal 1 to permit further solicitation of proxies in favor of approval of the New Investment Advisory Agreement. In the event that an individual Fund's shareholders do not approve the New Investment Advisory Agreement at an adjourned meeting, the Trust's Board of Trustees will consider the appropriate actions to take, including the possibility of again soliciting approval of the New Investment Advisory Agreement.


Effect of the Transaction on R&A and on the Current Investment Advisory
Agreements

     Following completion of the Transaction, R&A will continue to serve as the investment adviser for each Fund that has approved a New Investment Advisory Agreement. As described below, Charles M. Royce currently serves as the President and Treasurer and a Trustee of the Trust, and is expected to continue to do so following completion of the Transaction, and to continue as R&A's Chief Executive Officer and/or Chief Investment Officer and as a member of its reconstituted Board of Directors during the term of his employment agreement described below. Legg Mason will control R&A and its subsidiaries following completion of the Transaction, and will have the power to elect and remove R&A's directors and officers (including Mr. Royce) in its sole discretion (subject to the terms of a Revenue Sharing Agreement (the "Revenue Sharing Agreement") entered into among Legg Mason, R&A, Mr. Royce and certain other R&A employees in connection with the Transaction and to the terms of employment agreements (collectively, the "Employment Agreements") described below). Notwith-standing this power, Legg Mason has informed R&A and the Trust's Board of Trustees that Legg Mason expects R&A to continue its day-to-day operations with a substantial degree of operational autonomy during the five-year period following completion of the Transaction.

     Legg Mason has advised the Board of Trustees that the Transaction is not expected to affect the portfolio management or day-to-day operation of the Funds. However, the Transaction will constitute an "assignment" of the Current Investment Advisory Agreements under the Investment Company Act, which will result in the automatic termination of the Current Investment Advisory Agreements upon completion of the Transaction. Accordingly, in order to ensure the continuity of management and advisory services provided to the Funds, the New Investment Advisory Agreement for each Fund has been proposed for approval by a majority of the voting securities of that Fund (as defined in the Investment Company Act), cast at a meeting at which a quorum is present, prior to completion of the Transaction.

     Each New Investment Advisory Agreement is substantially identical to the Current Investment Advisory Agreement relating to the Fund for which it has been proposed (except with respect to the elimination of certain language relating to dual officers/employees, as described below). The services provided to the Funds by R&A after the Transaction are expected to be substantially similar to the services currently provided to the Funds by R&A. Legg Mason and R&A have further advised the Board of Trustees that they believe that there will be no reduction in the quality of any of the services presently furnished by R&A. As described below, the proposed New Investment Advisory Agreements do not alter the rate of compensation presently payable to R&A by the Funds.


Certain Relationships and Interests of Trust Officers

     W. Whitney George and Jack E. Fockler, Jr., Vice Presidents of the Trust, are officers and employees of R&A, and John D. Diederich, Director of Administration of the Trust and the other Royce Funds, will become an officer and employee of R&A upon completion of the Transaction (and also is expected to become an officer of the Trust following completion of the Transaction). Messrs. Royce, George, Fockler and Diederich have entered into five-year Employment Agreements with R&A in connection with the Transaction, and Messrs. Royce, George and Diederich have entered into a five to six year Revenue Sharing Agreement with Legg Mason and R&A. The Employment Agreements will generally restrict an employee from competing with Legg Mason and its affiliates or soliciting clients or employees of Legg Mason and its affiliates for periods specified in such agreements. Messrs. George, Fockler and Diederich will receive substantial Transaction-based compensation from R&A upon completion of the Transaction, and their Employment Agreements provide for additional substantial Transaction-based compensation to be made to them if they remain employed by R&A for up to six years (in addition to their regular salaries and bonus payments).

     In addition, Messrs. Royce, George and Fockler and certain other R&A employees are also partners of Royce Management Company ("RMC"), a Connecticut general partnership and registered investment adviser that is the general partner of four private limited partnerships and the manager of a private limited liability company. These private funds had net assets of approximately $55.5 million as of June 30, 2001. As part of the Transaction, RMC will transfer substantially all of its assets and certain of its liabilities to a newly-organized limited liability company ("New RMC") that will be a subsidiary of R&A and continue RMC's business following the Transaction. Certain employees of R&A, including Messrs. Royce, George and Fockler, may be granted non-voting membership interests in New RMC pursuant to which they would participate in "carried interest" profit participations that New RMC may derive from such private funds following completion of the Transaction, with Messrs. Royce and George also potentially having the right to acquire New RMC's general partnership/manager interest in certain of such private funds upon the termination of their employment with R&A.


Trustees' Consideration and Recommendation

     The Trustees determined at meetings held on July 16 and 17, 2001 to approve the New Investment Advisory Agreements and recommend that each Fund's shareholders vote to approve the New Investment Advisory Agreement for that Fund. In making their determination, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory arrangements as in effect from year to year. In addition, the Trustees gave particular consideration to matters relating to the possible effects of the Transaction on R&A and the Funds. In its consideration of the New Investment Advisory Agreements, the Board of Trustees focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to each Fund by R&A, (b) comparative data with respect to the advisory fees paid by other funds with similar investment objectives, (c) the operating expenses and expense ratio of each Fund compared to funds with similar investment objectives, (d) the performance of each Fund as compared to such comparable funds, (e) the relative profitability of the present arrangements and the proposed arrangements to R&A, (f) information about the services to be performed and the personnel performing such services under the Current Investment Advisory Agreements and the New Investment Advisory Agreements, (g) the general reputation and financial resources of Legg Mason, (h) compensation payable by each Fund to affiliates of R&A for other services, (i) R&A's practices regarding the selection and compensation of brokers that execute portfolio transactions for the Funds, and the brokers' provision of brokerage and research services to R&A, (j) the ability of R&A to continue providing investment advisory services of the same character and at least the same quality as provided prior to the Transaction, (k) assurances from R&A that it has no plans to change or discontinue existing arrangements under which it waives fees or bears expenses of certain Funds, (l) possible benefits in connection with the potential increase in the distribution capacity of the Funds, (m) potential effect on portfolio management or other Fund services due to new affiliations and (n) potential effect on Fund performance. The Board of Trustees was advised by separate legal counsel in connection with its review of the investment advisory arrangements of each Fund.

     In addition, the Trustees considered that the Stock Purchase Agreement provides that Legg Mason will (subject to certain qualifications) use its reasonable best efforts to assure compliance with the safe-harbor provided by
Section 15(f) of the Investment Company Act. Section 15(f) provides that a registered investment company's investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (e.g., the change of control of R&A as a result of the Transaction) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. (The Trustee nominees, who, if elected, will assume office upon completion of the Transaction, will satisfy this condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

     After considering the factors stated above, the Board of Trustees, including all of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") within the meaning of Section 2(a)(19) of the Investment Company Act, by unanimous vote, approved the New Investment Advisory Agreements. Further, the Board of Trustees recommends that each Fund's shareholders vote to approve the applicable New Investment Advisory Agreement.


Terms of the New Investment Advisory Agreements

     A form of each Fund's New Investment Advisory Agreement is set forth as Exhibit C. The New Investment Advisory Agreements contain substantially identical provisions as the respective Current Investment Advisory Agreements (except with respect to the elimination of certain language relating to dual officers/employees, as described below), and are summarized below. The fee rates under the New Investment Advisory Agreements are identical to the fee rates under the respective Current Investment Advisory Agreements.

     Under the New Investment Advisory Agreements (as is the case under the Current Investment Advisory Agreements), R&A (i) determines the composition of each Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Board of Trustees; (ii) provides each Fund with investment advisory, research and related services for the investment of its assets; and (iii) pays expenses incurred in performing its investment advisory duties under the New Investment Advisory Agreements.

     Under the New Investment Advisory Agreements (as is the case under the Current Investment Advisory Agreements), each Fund is responsible for effecting sales and redemptions of its shares and for determining the net asset value thereof. Each Fund other than Royce Select Fund pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, admin-istrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders' reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees' fees; and brokerage commissions. With respect to Royce Select Fund, R&A pays the Fund's ordinary operating expenses, except for compensation payable to R&A, brokerage commissions, taxes, interest, litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, which are paid by Royce Select Fund.

     Under the Current Investment Advisory Agreement for each Fund other than Royce Select Fund, R&A is required to furnish, without expense to the Trust or the Fund, the services of those of its executive officers and full-time employees who may be duly elected executive officers or Trustees of the Trust and to pay the compensation and expenses of such persons. (Only a president, a treasurer or a vice president in charge of a principal business function is deemed to be an executive officer.) This provision has prevented one or more employees of the Trust, who perform Fund-related administrative services (for which the Fund is responsible under the Current Investment Advisory Agreement) and who are compensated by the Fund, from becoming officers/employees of R&A and from performing other services for R&A for which they would be compensated by R&A. Elimination of this language will allow such individuals to become such dual officers/employees without imposing any additional cost or expense on the Trust or the Fund and without diminishing the services provided to the Trust or the Fund.


Compensation and Expenses

     As described above, the rates of investment advisory compensation presently payable by the Funds under the Current Investment Advisory Agreements will remain the same under the proposed New Investment Advisory Agreements.

     For the services provided by R&A under the New Investment Advisory Agreements, each Fund will pay R&A an investment advisory fee computed as follows:

                                               Percentage Per Annum
Fund                                       of Fund's Average Net Assets
----                                       ----------------------------
Pennsylvania Mutual Fund                    1.00% of first $50 million,
                                           .875% of next $50 million and
                                     .75% of any additional average net assets
Royce Low-Priced Stock Fund(1)                         1.50%
Royce Micro-Cap Fund(1,2)                              1.50%
Royce Opportunity Fund(3)                              1.00%
Royce Premier Fund                                     1.00%
Royce Select Fund(4)                                     --
Royce Special Equity Fund(1)                           1.00%
Royce Total Return Fund(1)                             1.00%
Royce Trust & GiftShares Fund(1,2)                     1.00%
Royce Value Fund(1)                                    1.00%
Royce Value Plus Fund(1)                               1.00%

----------------
1 R&A will waive compensation for services provided under the New Investment Advisory Agreement in an amount, if any, necessary so that the Fund's "Annual Operating Expenses" for its Investment Class shares (the "Investment Class") is not more than 1.49% (1.25% for


                                           (footnotes continued on next page)

     (footnotes continued from previous page)

     Total Return Fund) of the Investment Class' average net assets for the calendar year (for each of the calendar years ending December 31, 2001 and 2002 for Royce Value Fund and Royce Value Plus Fund). R&A can discontinue the waiver for a subsequent calendar year by notifying the Fund in writing at least 10 days prior to the end of the then current calendar year.

2 R&A will waive compensation for services provided under the New Investment Advisory Agreement in an amount, if any, necessary so that the Fund's "Annual Operating Expenses" for its Consultant Class shares (the "Consultant Class") is not more than 2.49% of the Consultant Class' average net assets for the calendar year. R&A can discontinue the waiver for a subsequent calendar year by notifying the Fund in writing at least 10 days prior to the end of the then current calendar year. If R&A discontinues the waiver, it still must waive compensation for services provided under the New Investment Advisory Agreement for Royce Micro-Cap Fund in an amount, if any, necessary so that the Fund's "Annual Operating Expenses" for the Consultant Class is not more than 2.99% for the Consultant Class' average net assets for any calendar year through the year ending December 31, 2010.

3 R&A will waive compensation for services provided under the New Investment Advisory Agreement for each of the calendar years ending December 31, 2001-2004 in an amount, if any, necessary so that the Fund's "Annual Operating Expenses" for its Institutional Service Class shares (the "Institutional Class") is not more than 1.49% of the Institutional Class' average net assets for such calendar year.

4 The Fund will pay R&A a performance fee of 12.5% of the Fund's pre-fee total return. The fee, payable monthly, is calculated and accrued daily, based on the value of the Fund's then current assets. In addition, R&A is responsible for paying all of the Fund's ordinary operating expenses.

     Each Fund's investment advisory fees are payable monthly from the Fund's assets, and each Fund and R&A may agree in writing to temporarily or permanently reduce such fee. In the case of Pennsylvania Mutual, Royce Micro-Cap, Royce Opportunity and Royce Trust & GiftShares Funds, investment advisory fees are allocated between each of their two classes of shares based on the relative net assets of each class.

     For the fiscal year ended December 31, 2000, R&A received investment advisory fees from the Funds (net of any amounts waived by R&A) and waived investment advisory fees payable to it, if applicable, as follows:


                                          Net Investment
                                          Advisory Fees          Fees
Fund                                     Received by R&A     Waived by R&A
----                                     ---------------     -------------
Pennsylvania Mutual Fund                   $3,802,081                --
Royce Low-Priced Stock Fund                   675,967          $200,095
Royce Micro-Cap Fund                        1,506,648           421,471
Royce Opportunity Fund                      1,868,278                --
Royce Premier Fund                          5,927,099                --
Royce Select Fund                             287,847                --
Royce Special Equity Fund                       6,360            21,443
Royce Total Return Fund                     2,303,349            60,317
Royce Trust & GiftShares Fund                 212,180             9,346
Royce Value Fund(1)                                --                --
Royce Value Plus Fund(1)                           --                --



----------------
1  Commenced operations on June 14, 2001.

Payments to R&A, Legg Mason and their Affiliates

     For the year ended December 31, 2000, the Funds paid brokerage commissions, including brokerage commissions paid to Legg Mason Wood Walker, Incorporated ("Legg Mason Wood Walker"), a subsidiary of Legg Mason, as set forth below. R&A and its affiliates received no commissions on execution of such portfolio security transactions.

                                                Brokerage Commissions Paid to
                                                   Legg Mason Wood Walker
                                                -----------------------------
                                    Aggregate                  Percentage of
                                   Brokerage      Brokerage      Aggregate
                                  Commissions    Commissions     Brokerage
Fund                                  Paid           Paid       Commissions
----                                  ----           ----       -----------
Pennsylvania Mutual Fund          $  786,511       $11,000         1.40%
Royce Low-Priced Stock Fund          488,684         9,270         1.90%
Royce Micro-Cap Fund                 318,810         1,314         0.41%
Royce Opportunity Fund             1,458,902        25,557         1.75%
Royce Premier Fund                   826,856        44,888         5.43%
Royce Select Fund                     68,336         3,060         4.48%
Royce Special Equity Fund              9,450            --          --
Royce Total Return Fund              265,837         2,079         0.78%
Royce Trust & GiftShares Fund         98,817         1,429         1.45%
Royce Value Fund1                         --            --          --
Royce Value Plus Fund(1)                  --            --          --

----------------
1  Commenced operations on June 14, 2001.

     During the year ended December 31, 2000, the Funds engaged in an aggregate of $1,017,584 in principal transactions with Legg Mason Wood Walker. After the Transaction, the Funds will not effect any principal transactions with Legg Mason Wood Walker and may engage in brokerage transactions with it only as permitted by SEC rules.

     For the year ended December 31, 2000, certain share classes of certain of the Funds paid distribution fees, initial sales charges and contingent deferred sales charges, as set forth below, to Royce Fund Services, Inc. ("RFS"), a wholly-owned subsidiary of R&A and the distributor of each Fund's shares. RFS will continue as the distributor of each Fund's shares after the Transaction.


                           12b-1 Fees Payable
                              to RFS Under
                              Distribution
                            Agreements as a                     Amount of         Amount of
                               Percentage       Amount Paid   Initial Sales      Contingent
                              Per Annum of     to RFS Under      Charges        Deferred Sales
                              Average Net      Distribution       Paid             Charges
  Fund                         Assets(1)       Agreements        to RFS        Paid to RFS(2)
  ----                    ------------------  ------------   -------------     --------------
  Pennsylvania Mutual Fund
   Consultant Class              1.00%           $904,795           --            $4,369
  Royce Low-Priced Stock
  Fund(3,4)                       .25%                 --           --                --
  Royce Micro-Cap Fund
   Consultant Class              1.00%             14,136           --                33
  Royce Opportunity Fund
   Institutional Service
   Class(3)                       .25%                616           --                --
  Royce Trust & GiftShares
  Fund
   Investment Class(3)            .25%                 --           --                --
   Consultant Class              1.00%             42,575           --             3,203
  Royce Value Fund(3,5)           .25%                 --           --                --
  Royce Value Plus Fund(3,5)      .25%                 --           --                --

----------------
1 Fee consists of an asset-based sales charge and a personal service and/or account maintenance fee. For the Consultant Classes of Pennsylvania Mutual, Royce Micro-Cap and Royce Trust & GiftShares Funds, the 1% per annum fee consists of an asset-based sales charge of .75% and a personal service and/or account maintenance fee of .25%.

2 Pennsylvania Mutual Fund's and Royce Micro-Cap Fund's Consultant Class shares bear a 1% contingent deferred sales charge on shares redeemed within one year of their purchase, and Royce Trust & GiftShares Fund's Consultant Class shares bear a contingent deferred sales charge which declines from 5% during the first year after purchase to 1.5% during the sixth year after purchase, with no contingent deferred sales charge imposed after the sixth year.

3  Does not impose initial sales charges or contingent deferred sales charges.

4  RFS waived distribution fees.

5  Commenced operations on June 14, 2001.

     Under the Distribution Agreement with the Trust on behalf of certain of the Funds, RFS (a) seeks to promote the sale and/or continued holding of shares of such Funds through a variety of activities, including advertising, direct marketing and servicing investors and introducing parties on an ongoing basis,
(b) pays sales commissions and other fees to those broker-dealers, investment advisers and others (excluding banks) who have introduced investors to such Funds (which commissions and other fees may or may not be the same amount as or otherwise comparable to the distribution fees payable to RFS), (c) pays the cost of preparing, printing and distributing any advertising or sales literature and the cost of printing and mailing the Funds' prospectuses to persons other than shareholders of the Funds, and (d) pays all other expenses incurred by it in promoting the sale and/or continued holding of the shares of such Funds and in rendering such services under the

Distribution Agreement. The Trust entered into the Distribution Agreement with RFS pursuant to a Distribution Plan which, among other things, permits each Fund that remains covered by the Plan to pay the monthly distribution fee out of its net assets.

Information Relating to Other R&A-Advised Funds

     Exhibit D to this Proxy Statement sets forth information relating to the other registered investment companies for which R&A acts as investment adviser or investment sub-adviser.

Duration and Termination of the New Investment Advisory Agreements

     Each New Investment Advisory Agreement will remain in effect until June 30, 2003, and from year to year thereafter if approved annually by (a) the vote of the Board of Trustees, including a majority of Trustees who are not parties to such contract or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the applicable Fund. None of such contracts is assignable, and each may be terminated without penalty on 60 days' written notice by the vote of a majority of the shares of the applicable Fund or by the vote of a majority of the Board of Trustees or by R&A.


Vote Required

     Shareholders of each Fund will vote with regard to the New Investment Advisory Agreement only for that Fund. With respect to each Fund, a quorum consists of shareholders representing a majority of the shares of the Fund, entitled to vote, who are present in person or by proxy, and approval of a New Investment Advisory Agreement requires the approval of a majority of the outstanding voting securities of the Fund, which, under the Investment Company Act, is the vote of (i) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.


     Charles M. Royce has advised the Trust that he expects to vote the shares of each Fund that he beneficially owns for approval of each New Investment Advisory Agreement, as applicable.


     The Board of Trustees recommends that each Fund's shareholders vote FOR approval of the applicable Fund's New Investment Advisory Agreement.

                        PROPOSAL 2: ELECTION OF TRUSTEES

     Effective upon the completion of the Transaction described in Proposal 1 above, at the Meeting it is proposed that the Trust's shareholders elect eight Trustees to hold office until their successors are duly elected and qualified or until their earlier resignation or removal. The Board of Trustees has nominated the following eight persons to continue as or become Trustees of the Trust (as applicable) upon completion of the Transaction. Certain information concerning the Trustee nominees is set forth below. Each of these persons has agreed to serve if elected, and the Trust's management has no reason to believe that any of them will be unavailable for service as a Trustee. However, if any of them become unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board of Trustees may nominate. Notwithstanding the vote on the Trustee nominees named below, in the event that the Transaction is not completed, the vote of shareholders will count only for the re-election of the six individuals named below who are currently serving as Trustees of the Trust.


                                                                     Trustee of
                                                                      the Trust
                                                          Positions    or its
Name, Address, Principal Occupations During Past            With     Predecessor
Five Years and Public Directorships of Nominee*     Age   the Trust     Since
------------------------------------------------    ---   ---------     -----
Charles M. Royce**                                   61    Trustee,      1982
   President, Managing Director (since April              President
   1997), Secretary, Treasurer, sole director                and
   and sole voting shareholder of R&A;                    Treasurer
   Trustee, President and Treasurer of the
   Trust; Director, President and Treasurer of
   Royce Value Trust, Inc. ("RVT") (since July
   1986), Royce Micro-Cap Trust, Inc. ("OTCM")
   (since September 1993) and Royce Focus
   Trust, Inc. ("RFT") (since October 1996);
   Trustee, President and Treasurer of Royce
   Capital Fund ("RCF") (since December 1996);
   Secretary and sole director of Royce Fund
   Services, Inc. ("RFS"), a wholly-owned
   subsidiary of R&A and the distributor of
   the Trust's shares; and managing general
   partner of RMC, a registered investment
   adviser.

Donald R. Dwight                                     70    Trustee       1998
    President of Dwight Partners, Inc.,
    corporate communications consultants;
    Chairman of Newspapers of New England, Inc.
    (from 1982 until March 1998), and now its
    Chairman Emeritus; Trustee of the registered
    investment companies constituting the Eaton
    Vance funds; prior experience includes
    having served as Lieutenant Governor of the
    Commonwealth of Massachusetts and as
    President and Publisher of Minneapolis Star
    and Tribune Company.


                       14


                                                                     Trustee of
                                                                      the Trust
                                                          Positions    or its
Name, Address, Principal Occupations During Past            With     Predecessor
Five Years and Public Directorships of Nominee*     Age   the Trust     Since
------------------------------------------------    ---   ---------     -----

Mark R. Fetting**                                    46    Trustee       N/A
   Executive Vice President of Legg Mason;                 Nominee
   Division President and Senior Officer,
   Prudential Financial Group, Inc. and
   related companies, including Fund Boards
   and consulting services to subsidiary
   companies (1991 to 2000); prior business
   experience includes Partner, Greenwich
   Associates and Vice President, T. Rowe
   Price Group, Inc.

Richard M. Galkin                                    63    Trustee      1982
   Private investor; prior business experience
   includes having served as President of
   Richard M. Galkin Associates, Inc.,
   telecommunications consultants, President
   of Manhattan Cable Television (a subsidiary
   of Time Inc.), President of Haverhills Inc.
   (another Time Inc. subsidiary), President
   of Rhode Island Cable Television and Senior
   Vice President of Satellite Television
   Corp. (a subsidiary of Comsat).

Stephen L. Isaacs                                    61    Trustee      1989
   President of The Center for Health and
   Social Policy (since September 1996) and
   President of Health Policy Associates,
   consultants; Director of Columbia
   University Development Law and Policy
   Program and a Professor at Columbia
   University until August 1996.

William L. Koke                                      66    Trustee      1996
   Financial planner with Shoreline Financial
   Consultants; prior business experience
   includes having served as Director of
   Financial Relations of SONAT, Inc.,
   Treasurer of Ward Foods, Inc. and President
   of CFC, Inc.

David L. Meister                                     61    Trustee      1982
   Chairman and Chief Executive Officer of The
   Tennis Channel since June 2000; Chief
   Executive Officer of Seniorlife.com (from
   December 1999 to May 2000); for seven years
   prior thereto, consultant to the
   communications industry; prior business
   experience includes having served as
   President of Financial News Network, Senior
   Vice President of HBO, President of
   Time-Life Films and Head of Broadcasting
   for Major League Baseball.


                       15


                                                                     Trustee of
                                                                      the Trust
                                                          Positions    or its
Name, Address, Principal Occupations During Past            With     Predecessor
Five Years and Public Directorships of Nominee*     Age   the Trust     Since
------------------------------------------------    ---   ---------     -----
G. Peter O'Brien                                     55    Trustee       N/A
   Trustee of Colgate University; Director of              Nominee
   Pinnacle Holdings, Inc.; Director of
   Renaissance Capital Greenwich Funds; Vice
   President of Hill House, Inc.;
   Director/Trustee of certain Legg Mason
   retail funds; Managing Director/Equity
   Capital Markets Group of Merrill Lynch &
   Co. (from 1971 to 1999).


----------------
 * The address of Messrs. Royce, Dwight, Galkin, Isaacs, Koke, Meister and O'Brien is c/o Royce & Associates, Inc., 1414 Avenue of the Americas, New York, New York 10019. The address of Mr. Fetting is c/o Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202.

** Is, or will become, an "interested person," as defined in the Investment Company Act, of the Trust.

Committee and Board of Trustees Meetings

     During the year ended December 31, 2000, the Board of Trustees held seven meetings and the Audit Committee held two meetings. Each Trustee then in office attended 75% or more of the total number of meetings of the Board of Trustees held during that year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he served.

     There are no family relationships between any of the Trust's nominees or continuing Trustees and officers.

     The Board of Trustees has an Audit Committee, which consists of the Independent Trustees. The principal purpose of the Audit Committee is, among other things, recommending the selection and nomination of the Trust's independent auditors and conducting post-audit reviews of the Trust's financial condition with the auditors. The Trust has adopted an Audit Committee charter. The current members of the Audit Committee are Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke and David L. Meister. Mr. Galkin serves as Chairman of the Audit Committee. Although the Board of Trustees does not have a standing compensation committee or a nominating committee, the Independent Trustees review and nominate candidates to serve as Independent Trustees. The Independent Trustees generally will not consider nominees recommended by shareholders of a Fund. If elected at the Meeting, G. Peter O'Brien will become a member of the Audit Committee.

Independent Auditors' Fees

     The following table sets forth the aggregate fees paid to PricewaterhouseCoopers LLP ("PWC"), the Trust's independent auditors, for the year ended December 31, 2000 for professional services rendered for the audit of the Funds' annual financial statements and the review of financial statements included in the Funds' reports to shareholders. PWC's other services to the Funds included tax return preparation and review assistance and review of registration statements filed during the year. PWC did not provide any services to R&A or any entities affiliated with R&A (other than the Funds) for the year ended December 31, 2000.


                                Audit Fees    Financial Information
                                Charged to      Systems Design and       All
Fund                             the Fund      Implementation Fees    Other Fees
----                             --------      -------------------    ----------
Pennsylvania Mutual Fund         $31,590               --              $17,010
Royce Low-Priced Stock Fund        9,445               --                5,085
Royce Micro-Cap Fund              14,267               --                7,683
Royce Opportunity Fund            18,525               --                9,975
Royce Premier Fund                25,285               --               13,615
Royce Select Fund                  6,331               --                3,409
Royce Special Equity Fund          3,165               --                1,705
Royce Total Return Fund           13,390               --               10,960
Royce Trust & GiftShares Fund     12,642               --                6,808
Royce Value Fund1                     --               --                   --
Royce Value Plus Fund(1)              --               --                   --

------------
1  Commenced operations on June 14, 2001.


     PWC also acts as independent auditors for Legg Mason and its subsidiaries and for certain investment companies for which Legg Mason's asset management subsidiaries act as investment adviser. No representatives of PWC will be present at the Meeting.



Compensation of Trustees and Affiliated Persons

     Each Independent Trustee receives a base fee of $25,000 per year plus $2,000 for each meeting of the Board of Trustees attended. No Trustee received remuneration for services as a Trustee for the year ended December 31, 2000 in addition to or in lieu of this standard arrangement.

     Set forth below is the aggregate compensation paid by the Trust and the total compensation paid by the Royce Funds to each Independent Trustee and affiliated person of the Trust for the year ended December 31, 2000.

                                                         Pension or           Total Compensation
                                    Aggregate        Retirement Benefits      From the Trust and
                                  Compensation        Accrued as Part of       Other Royce Funds
Name                             From the Trust         Trust Expenses         Paid to Trustees
----                             --------------         --------------         ----------------
Donald R. Dwight, Trustee           $35,000(1)               None                  $61,750(1)
Richard M. Galkin, Trustee           35,000                  None                   61,750
Stephen L. Isaacs, Trustee           35,000                  None                   61,750
William L. Koke, Trustee             35,000                  None                   38,750
David L. Meister, Trustee            35,000                  None                   61,750
John D. Diederich, Director
 of Administration                  150,179               $10,340                     None
Howard J. Kashner,
 General Counsel                     74,268                 4,354                     None
John E. Denneen, Associate
 General Counsel and Chief
 Compliance Officer(2)               88,834                 8,163                     None

------------
1 Includes $5,250 from the Trust ($9,187 from the Trust and other Royce Funds) deferred during 2000 at the election of Mr. Dwight under the Royce Funds' Deferred Compensation Plan for trustees/directors.

2 Mr. Denneen resigned in May 2001. Andrew S. Novak is the Trust's new Associate General Counsel and Chief Compliance Officer.


Officers of the Trust

     Officers of the Trust are elected each year by the Board of Trustees. The following sets forth information concerning each of the Trust's officers:

                                                                      Officer of
                                                                     Trust or its
                                                                      Predecessor
   Name and Principal Occupation                       Age   Office      Since
   -----------------------------                       ---   ------      -----
   Charles M. Royce                                    61   President      1982
     President, Managing Director (since April                and
     1997), Secretary, Treasurer, sole director and         Treasurer
     sole voting shareholder of R&A; Trustee,
     President and Treasurer of the Trust;
     Director, President and Treasurer of RVT
     (since July 1986), OTCM (since September 1993)
     and RFT (since October 1996); Trustee,
     President and Treasurer of RCF (since December
     1996); Secretary and sole director of RFS; and
     managing general partner of RMC.

  Jack E. Fockler, Jr.                                 42     Vice         1995
     Managing Director (since April 1997) and Vice          President
     President of R&A, having been employed by R&A
     since October 1989; Vice President of RFT
     (since October 1996), of RCF (since December
     1996) and of the Trust, RVT and OTCM; Vice
     President of RFS; and general partner of RMC.


                                       18

                                                                      Officer of
                                                                     Trust or its
                                                                      Predecessor
   Name and Principal Occupation                       Age   Office      Since
   -----------------------------                       ---   ------      -----

  W. Whitney George                                    42     Vice         1995
     Managing Director (since April 1997) and Vice          President
     President of R&A, having been employed by R&A
     since October 1991; Vice President of RCF
     (since December 1996), of RFT (since October
     1996) and of the Trust, RVT and OTCM; and
     general partner of RMC.

  Daniel A. O'Byrne                                    38     Vice         1994
     Vice President of R&A, having been employed by         President
     R&A since October 1986; and Vice President of             and
     RFT (since October 1996), of RCF (since                Assistant
     December 1996) and of the Trust, RVT and OTCM.         Secretary

  Andrew S. Novak                                      33   Secretary      2001
     Secretary (since July 2001), Associate General
     Counsel and Chief Compliance Officer (since
     May 2001) of the Royce Funds and R&A; Vice
     President of Mitchell Hutchins Asset
     Management Inc. from August 1997 to August
     2000; attorney in private practice prior
     thereto.

Interested Persons

     Mr. Royce is an "interested person" of the Trust within the meaning of
Section 2(a)(19) of the Investment Company Act due to the positions he holds with R&A and its affiliates and/or due to his ownership of R&A's securities. If the Transaction is completed, Mr. Fetting will become an "interested person" due to the position he holds with Legg Mason.


Share Ownership

     Information relating to the number of shares of each Fund owned at the Record Date by each Trustee nominee and officer is set forth in Exhibit A to this Proxy Statement.


Vote Required

     A quorum consists of shareholders representing a majority of the outstanding shares of the Trust, entitled to vote, who are present in person or by proxy, and a plurality of the outstanding shares of the Trust cast at a meeting at which a quorum is present is sufficient to elect a Trustee.

     The Board of Trustees recommends that all shareholders vote FOR all Trustee nominees.

                             ADDITIONAL INFORMATION


Adjournment of Meeting; Other Matters

     In the event that sufficient votes in favor of either Proposal 1 or Proposal 2 in the Notice of Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

     While the Meeting has been called to transact any business that may properly come before it, the Trustees know of no other business than the matters stated in the Notice of Special Meeting. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.

     The Trust has retained Georgeson Shareholder Communications, Inc., 17 State Street, New York, New York 10004, to aid in the solicitation of Proxies, at a cost of approximately $22,000 (plus reimbursement of out-of-pocket expenses), to be shared equally between R&A and Legg Mason in the event the Transaction is completed and to be borne solely by R&A in the event the Transaction is not completed. R&A and, if the Transaction is completed, Legg Mason will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding Proxy material to the beneficial owners of each Fund's shares. Some officers and employees of the Trust, R&A and Georgeson Shareholder Communications, Inc. may solicit Proxies personally and by telephone, if deemed desirable. Shareholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Trustees before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

     The Trust expects that broker-dealer firms holding shares of the Funds in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. The Trust understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Trust to vote on the approval of the New Investment Advisory Agreement for each Fund and the election of Trustees if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on the items to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes") and the shares as to which Proxies are returned by record shareholders but which are marked "abstain" on any item will be included in the Trust's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Trustees. Abstentions and broker non-votes will have the same effect as a vote against the approval of the applicable New Investment Advisory Agreement.


Shareholder Proposals

     The Trust is not required, and does not intend, to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Trust a reasonable time before the Board of Trustees' solicitation relating to such meeting is to be made. Any shareholder who wishes to bring any proposal at any subsequent shareholder meeting without including such proposal in the Trust's proxy statement relating to the meeting also must send his or her written proposal to the Trust a reasonable time before the Board of Trustees' solicitation relating to such meeting is to be made. Written proposals should be sent to the Secretary of the Trust, 1414 Avenue of the Americas, New York, New York 10019.

     PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.


                                        By order of the Board of Trustees,

                                        Andrew S. Novak
                                        Secretary of The Royce Fund

                       This page intentionally left blank

                                                                       EXHIBIT A

                       INFORMATION PERTAINING TO EACH FUND


General Information Pertaining to each Fund


                                                           Description
                                                            of Trustee    Date of Last
                                                             Actions      Submission of
                                                            Regarding       Investment
                    Shares of                                Current        Advisory
                   Beneficial                 Date of       Investment    Agreement for
                    Interest                  Current        Advisory      Shareholder
                   Outstanding               Investment     Agreement     Approval and
                    as of the     Date of     Advisory        Since        Reason for
Fund               Record Date   Inception   Agreement   January 1, 2000   Submission
----               -----------   ---------   ---------   ---------------   ----------
Pennsylvania                                   6/30/93   Annual Approval   4/24/81 -
Mutual Fund                                                                Change fee
                                                                           schedule to
                                                                           current one
                                                                           and provide
                                                                           for indemni-
                                                                           fication of the
                                                                           investment
                                                                           adviser
 Investment Class  52,713,133        1962*
 Consultant Class  17,759,503     6/18/97

Royce Low-Priced   62,427,934    12/15/93     12/15/93   Annual Approval     ***
Stock Fund

Royce Micro-Cap                                4/28/93   Annual Approval   4/28/93 -
Fund                                                                       Increase fee
                                                                           to 1.5% per
                                                                           annum of
                                                                           average net
                                                                           assets and
                                                                           eliminate
                                                                           lower fee
                                                                           breakpoints
 Investment Class  16,139,642    12/31/91
 Consultant Class     171,341     5/04/98

Royce Opportunity                              11/1/96   Annual Approval     ***
Fund
 Investment Class  61,277,064    11/19/96
 Institutional      1,718,769     5/23/00
  Service Class
                                                (footnotes appear on next page)

                                      A-1

                                                           Description
                                                            of Trustee    Date of Last
                                                             Actions      Submission of
                                                            Regarding       Investment
                    Shares of                                Current        Advisory
                   Beneficial                 Date of       Investment    Agreement for
                    Interest                  Current        Advisory      Shareholder
                   Outstanding               Investment     Agreement     Approval and
                    as of the     Date of     Advisory        Since        Reason for
Fund               Record Date   Inception   Agreement   January 1, 2000   Submission
----               -----------   ---------   ---------   ---------------   ----------
Royce Premier
Fund               73,063,549    12/31/91     4/28/93    Annual Approval   4/28/93 -
                                                                           Change fee to
                                                                           1.0% per
                                                                           annum of
                                                                           average net
                                                                           assets and
                                                                           eliminate
                                                                           lower fee
                                                                           breakpoints

Royce Select Fund      98,261    11/18/98    11/18/98**  Annual Approval   4/21/99 -
                                                                           Change high
                                                                           watermark
                                                                           test for per-
                                                                           formance fee
                                                                           from quarter-
                                                                           end to daily

Royce Special         774,095     5/01/98     4/30/98    Annual Approval     ***
Equity Fund

Royce Total        49,283,565    12/15/93    12/15/93    Annual Approval     ***
Return Fund

Royce Trust &                                12/22/95    Annual Approval     ***
GiftShares Fund
 Investment Class   2,093,920    12/27/95
 Consultant Class     579,294     9/26/97

Royce Value Fund      100,581     6/14/01     6/14/01    Initial Approval    ***

Royce Value Plus      143,887     6/14/01     6/14/01    Initial Approval    ***
Fund

------------
* Royce assumed management in 1967.
** Amended as of April 21, 1999.
*** Approved by initial shareholder prior to public offering.

Security Ownership of Certain Beneficial Owners

     As of the Record Date, no person was a beneficial owner of five percent or more of the outstanding shares of any class of any Fund, except as set forth below.


                                                       Shares Beneficially
                                                   Owned as of the Record Date
                                                   ---------------------------
    Name of Fund      Name and Address of                    Percent     Percent
      and Class        Beneficial Owner            Number    of Class    of Fund
      ---------        ----------------            ------    --------    -------
  Pennsylvania
  Mutual Fund
     Investment    Charles Schwab & Co., Inc.    5,602,083      10%        8%
     Class         Reinvest Acct
                   Attn: Mutual Fund Dept.
                   101 Montgomery Street
                   San Francisco, CA
                   94104-4122

                   Laird Norton Trust Co.        4,842,775       9%        7%
                   FBO Admin Sys
                   801 Second Ave
                   Seattle, WA  98104-1576

  Royce Low-Priced Charles Schwab & Co., Inc.   29,104,829      46%       46%
  Stock Fund       Reinvest Acct
                   Attn: Mutual Fund Dept.
                   101 Montgomery St.
                   San Francisco, CA
                   94104-4122

  Royce Micro-Cap
  Fund
     Investment    Charles Schwab & Co., Inc.    4,922,353      30%       30%
     Class         Reinvest Acct
                   Attn: Mutual Fund Dept.
                   101 Montgomery St.
                   San Francisco, CA
                   94104-4122                    1,821,836      11%       11%

                   Salomon Smith Barney Inc.
                   388 Greenwich St.
                   New York, NY 10013-2339

     Consultant    Bear Stearns Securities Corp.    32,744      19%        *
     Class         FBO 220-81341-10
                   1 Metrotech Ctr. N.
                   Brooklyn, NY 11201-3870

                   Wexford Clearing                 14,103       8%        *
                   Services Corp.
                   FBO Donald J. Hromadka
                    SUCC TTEE
                   The Lorraine Ainlay Trust
                   UA Dtd 11/11/87
                   11661 San Vincente Blvd.,
                    Suite 410
                   Los Angeles, CA
                   90049-5112

                   Bear Stearns Securities Corp.    12,645       7%        *
                   FBO 220-57050-11
                   1 Metrotech Ctr. N.
                   Brooklyn, NY 11201-3870

                                                 (footnote appears on page A-6)



                                      A-3

                                                       Shares Beneficially
                                                   Owned as of the Record Date
                                                   ---------------------------
    Name of Fund      Name and Address of                    Percent     Percent
      and Class        Beneficial Owner            Number    of Class    of Fund
      ---------        ----------------            ------    --------    -------

  Royce
  Opportunity Fund
     Investment    Charles Schwab & Co., Inc.   14,162,476      23%        22%
     Class         Reinvest Acct
                   Attn: Mutual Fund Dept.
                   101 Montgomery Street
                   San Francisco, CA
                   94104-4122

                   The Northern Trust Co.       12,936,084      21%        21%
                   Accenture LLP
                   P.O. Box 92956
                   Chicago, IL 60675-2956

    Institutional  State Street Bank & Trust Co.   678,740      39%         1%
    Service Class  GE Capital Information EE
                    Savings Plan Technology
                    Solutions 3/1/2001
                   801 Pennsylvania Ave
                   Kansas City, MO
                   64105-1307

                   Mitra & Co.                     548,105      31%         1%
                   Attn: Exp
                   1000 N. Water St. #14
                   Milwaukee, WI 53202-6648

                   T. Rowe Price Trust Co.         263,963      15%         *
                   FBO Retirement Plan
                   Clients
                    Dtd 3/1/01
                   P.O. Box 17215
                   Baltimore, MD 21297-1215

                   Charles Schwab & Co., Inc.      202,502      11%         *
                   Reinvest Acct
                   Attn: Mutual Fund Dept.
                   101 Montgomery Street
                   San Francisco, CA
                   94104-4122

  Royce Premier    Charles Schwab & Co., Inc.   32,911,420      45%        45%
  Fund             Reinvest Acct
                   Attn: Mutual Fund Dept.
                   101 Montgomery St.
                   San Francisco, CA
                   94104-4122

  Royce Select     Charles Schwab & Co., Inc.       49,538      50%        50%
  Fund             Reinvest Acct
                   Attn: Mutual Fund Dept.
                   101 Montgomery St.
                   San Francisco, CA
                   94104-4122

                   Irving W. Bailey II              20,019      20%        20%
                   205 Worth Ave, Suite 201
                   Palm Beach, FL 33480-4650

                   Charles M. Royce                 11,396      11%        11%
                   c/o Royce Management
                   Company
                   8 Sound Shore Drive,
                   Suite 140
                   Greenwich, CT 06830-7242


                                                 (footnote appears on page A-6)




                                      A-4

                                                       Shares Beneficially
                                                   Owned as of the Record Date
                                                   ---------------------------
    Name of Fund      Name and Address of                    Percent     Percent
      and Class        Beneficial Owner            Number    of Class    of Fund
      ---------        ----------------            ------    --------    -------

  Royce Special    Charles Schwab & Co., Inc.      173,615      22%        22%
  Equity Fund      Reinvest Acct
                   Attn: Mutual Fund Dept.
                   101 Montgomery Street
                   San Francisco, CA
                   94104-4122

                   Kinco & Co.                     103,780      13%        13%
                   FBO 5686
                   c/o Republic National
                   Bank of New York
                   One Hudson Place
                   Brooklyn, NY 11243-2907

                   Atwell & Co.                     73,580       9%         9%
                   c/o Chase Manhattan Bank
                   P.O. Box 456
                   Wall Street Station
                   New York, NY 10005

                   National Investor                54,267       7%         7%
                   Services Corp.
                   For The Exclusive
                    Benefit Of Our Customers
                   Attn: Mutual Funds Dept.
                   55 Water St., Floor 32
                   New York, NY 10041-3299

                   Charles M. Royce                 51,370       6%         6%
                   c/o Royce Management
                   Company
                   8 Sound Shore Drive,
                   Suite 140
                   Greenwich, CT 06830-7242

                   M. Dozier Gardner                49,801       6%         6%
                   100 Upland Rd
                   Brookline, MA 02445-7737

  Royce Total      Charles Schwab & Co., Inc.   19,911,199      40%        40%
  Return Fund      Reinvest Acct
                   Attn: Mutual Fund Dept.
                   101 Montgomery Street
                   San Francisco, CA
                   94104-4122

  Royce Trust &
  GiftShares Fund
     Investment    Karen Free Royce                247,998       11%        9%
     Class         The Royce 1992 GST Trust
                   Dtd 12/30/92
                   1414 Avenue of the
                   Americas
                   New York, NY 10019-2514

  Royce Value Fund Charles M. Royce                100,200       99%       99%
                   c/o Royce Management
                   Company
                   8 Sound Shore Drive,
                   Suite 140
                   Greenwich, CT 06830-7242



                                      A-5

                                                       Shares Beneficially
                                                   Owned as of the Record Date
                                                   ---------------------------
    Name of Fund      Name and Address of                    Percent     Percent
      and Class        Beneficial Owner            Number    of Class    of Fund
      ---------        ----------------            ------    --------    -------

  Royce Value Plus Charles M. Royce                100,200       69%       69%
  Fund             c/o Royce Management
                   Company
                   8 Sound Shore Drive,
                   Suite 140
                   Greenwich, CT 06830-7242

                   Winifred Kramer                  22,260       15%       15%
                   226 Hillcrest Rd
                   Pittsburgh, PA 15238-2308

                   Harold Reed TTEE                 19,380       13%       13%
                    U/A/D 8/1/83 Reed Luce
                   Tosh & McGregor Salary Red
                    Profit Sharing Plan
                   804 Turnpike St
                   Beaver, PA 15009-2114


------------
* Less than 1%.


Information Pertaining to Trustee Nominees and Officers

     As of the Record Date, none of the Trustee nominees or officers held shares of the Funds, except as set forth below:


                                                    Shares Beneficially
                                                Owned as of the Record Date
                                                ---------------------------
    Name of Fund                                          Percent     Percent
      and Class     Name of Beneficial Owner    Number    of Class    of Fund
      ---------     ------------------------    ------    --------    -------
  Pennsylvania
  Mutual Fund
     Investment         Charles M. Royce       315,478        *          *
     Class              Stephen L. Isaacs          948        *          *
                        William L. Koke          5,766        *          *

     Consultant         Charles M. Royce         5,953        *          *
     Class

  Royce Low-Priced      Charles M. Royce         3,198       N/A         *
  Stock Fund            Richard M. Galkin       10,145       N/A         *
                        Stephen L. Isaacs          117       N/A         *
                        W. Whitney George       33,834       N/A         *
                        Daniel A. O'Byrne        3,014       N/A         *

  Royce Micro-Cap
  Fund
     Investment         Charles M. Royce       239,874      1.49%      1.47%
     Class              Donald R. Dwight         1,242        *          *
                        Stephen L. Isaacs          530        *          *
                        David L. Meister         3,570        *          *
                        Daniel A. O'Byrne        3,718        *          *

                                           (footnote appears on following page)



                                      A-6


                                                    Shares Beneficially
                                                Owned as of the Record Date
                                                ---------------------------
    Name of Fund                                          Percent     Percent
      and Class     Name of Beneficial Owner    Number    of Class    of Fund
      ---------     ------------------------    ------    --------    -------

  Royce
  Opportunity Fund
     Investment         Charles M. Royce       209,293        *          *
     Class              David L. Meister        25,213        *          *
                        Jack E. Fockler, Jr.    20,960        *          *
                        Daniel A. O'Byrne        6,006        *          *

     Institutional      Charles M. Royce        13,624        *          *
     Service Class

  Royce Premier         Charles M. Royce        81,735       N/A         *
  Fund                  Donald D. Dwight         1,276       N/A         *
                        Richard M. Galkin        2,859       N/A         *
                        Stephen L. Isaacs          559       N/A         *
                        David L. Meister        10,770       N/A         *
                        Daniel A. O'Byrne        6,061       N/A         *

  Royce Select Fund     Charles M. Royce        11,396       N/A      11.60%

  Royce Special         Charles M. Royce        51,370       N/A       6.64%
  Equity Fund

  Royce Total           Charles M. Royce       102,937       N/A          *
  Return Fund           Richard M. Galkin        8,802       N/A          *
                        Stephen L. Isaacs          429       N/A          *
                        Daniel A. O'Byrne         2006       N/A          *
  Royce Trust &
  GiftShares Fund
     Investment         Jack E. Fockler Jr.         48        *           *
     Class              Daniel A. O'Byrne           73        *           *

  Royce Value Fund      Charles M. Royce       100,200       N/A      99.62%

  Royce Value Plus      Charles M. Royce       100,200       N/A      69.64%
  Fund

 ------------
 * Less than 1%.


     As of the Record Date, the Trustee nominees and officers of the Funds as a group beneficially owned shares of the Funds, as set forth by Fund and class below:

                                    Shares Beneficially Owned as of the
                                               Record Date
                                  ----------------------------------------
        Name of Fund                              Percent          Percent
         and Class                Number          of Class         of Fund
         ---------                ------          --------         -------
Pennsylvania Mutual Fund
   Investment Class              322,192              *                *
   Consultant Class                5,953              *                *
Royce Low-Priced Stock Fund       50,308            N/A                *
Royce Micro-Cap Fund
   Investment Class              248,934          1.54%             1.53%
   Consultant Class                None              0%                0%
Royce Opportunity Fund
   Investment Class              261,472              *                 *
   Institutional Service
     Class                        13,624              *                 *
Royce Premier Fund               103,260            N/A                 *
Royce Select Fund                 11,396            N/A            11.60%
Royce Special Equity Fund         51,370            N/A             6.64%
Royce Total Return Fund          114,174            N/A                 *
Royce Trust & GiftShares
  Fund
   Investment Class                  121              *                 *
   Consultant Class                None              0%                0%
Royce Value Fund                 100,200            N/A            99.62%
Royce Value Plus Fund            100,200            N/A            69.64%


------------
* Less than 1%.

                                                                       EXHIBIT B


                       INFORMATION RELATING TO LEGG MASON

     Set forth below is the name, title and principal occupation of each principal executive officer and each director of Legg Mason:


                                                            Present Principal
Name*                           Title                          Occupation
-----                           ------                         ----------
Harold L. Adams         Director                    Chairman, RTKL Associates, Inc.

Peter L. Bain           Executive Vice              Executive Vice President, Legg
                        President                   Mason, Inc.

F. Barry Bilson         Senior Vice President       Senior Vice President, Legg
                                                    Mason, Inc.

James W. Brinkley       Senior Executive Vice       Senior Executive Vice President,
                        President and Director      Legg Mason, Inc. and President,
                                                    Legg Mason Wood Walker,
                                                    Incorporated

Edmund J. Cashman, Jr.  Senior Executive Vice       Senior Executive Vice President,
                        President and Director      Legg Mason, Inc. and Legg Mason
                                                    Wood Walker, Incorporated

Charles J. Daley, Jr.   Vice President and          Vice President and Controller,
                        Controller                  Legg Mason, Inc. and Legg Mason
                                                    Wood Walker, Incorporated

Mark R. Fetting         Executive Vice              Executive Vice President, Legg
                        President                   Mason, Inc.

Harry M. Ford, Jr.      Director                    Financial Advisor and Senior
                                                    Vice President, Legg Mason Wood
                                                    Walker, Incorporated

Richard J. Himelfarb    Senior Executive Vice       Senior Executive Vice President,
                        President and Director      Legg Mason, Inc. and Legg Mason
                                                    Wood Walker, Incorporated

John E. Koerner III     Director                    President, Koerner Capital Corp.

Raymond A. Mason        Chairman, President,        Chairman, President and Chief
                        Chief Executive             Executive Officer, Legg Mason,
                            Officer and Director      Inc.

Thomas P. Mulroy        Senior Vice President       Senior Vice President, Legg
                                                    Mason, Inc. and Executive Vice
                                                    President, Legg Mason Wood
                                                    Walker, Incorporated

Edward I. O'Brien       Director                    Private Investor; Retired
                                                    President, Securities Industry
                                                    Association

Peter F. O'Malley       Director                    Of Counsel, O'Malley, Miles,
                                                    Nylen & Gilmore, P.A.



                                            (footnote appears on following page)

                                      B-1



                                                            Present Principal
Name*                           Title                          Occupation
-----                           ------                         ----------
Robert F. Price         Senior Vice President,      Senior Vice President, Secretary
                        Secretary                   and General Counsel, Legg Mason,
                        and General Counsel         Inc. and Legg Mason Wood Walker,
                                                    Incorporated

Robert G. Sabelhaus     Executive Vice              Senior Vice President, Legg
                        President                   Mason, Inc. and Executive Vice
                                                    President, Legg Mason Wood
                                                    Walker, Incorporated

Timothy C. Scheve       Senior Executive Vice       Senior Executive Vice President,
                        President                   Legg Mason, Inc. and Legg Mason
                                                    Wood Walker, Incorporated

Roger W. Schipke        Director                    Private Investor

Thomas L. Souders       Senior Vice President       Senior Vice President and
                        and Treasurer               Treasurer, Legg Mason, Inc. and
                                                    Senior Vice President, Treasurer
                                                    and Chief Financial Officer,
                                                    Legg Mason Wood Walker,
                                                    Incorporated

Elisabeth N. Spector    Senior Vice President       Senior Vice President, Legg
                                                    Mason, Inc.

Joseph A. Sullivan      Senior Vice President       Senior Vice President, Legg
                                                    Mason, Inc. and Legg Mason Wood
                                                    Walker, Incorporated

Nicholas J. St. George  Director                    Private Investor

Edward A. Taber III     Senior Executive Vice       Senior Executive Vice President,
                        President                   Legg Mason, Inc.

James E. Ukrop          Director                    President, Ukrop Supermarkets,
                                                    Inc.

-----------------
* The address of each principal executive officer and each director is 100 Light Street, Baltimore, Maryland 21202.

                                                                       EXHIBIT C

                  FORM OF NEW INVESTMENT ADVISORY AGREEMENT

                                     BETWEEN

                                 THE ROYCE FUND

                                       AND

                            ROYCE & ASSOCIATES, INC.

Agreement made this __ day of __ 2001, by and between THE ROYCE FUND, a Delaware business trust (the "Fund"), and ROYCE & ASSOCIATES, INC., a New York corporation (the "Adviser").

     The Fund and the Adviser hereby agree as follows in respect of [name of series], a series of the Fund (the "Series"):

     1. Duties of the Adviser. The Adviser shall, during the term and subject to the provisions of this Agreement, (a) determine the composition of the portfolio of the Series, the nature and timing of the changes therein and the manner of implementing such changes, and (b) provide the Series with such investment advisory, research and related services as the Series may, from time to time, reasonably require for the investment of its funds. The Adviser shall perform such duties in accordance with the applicable provisions of the Fund's Declaration of Trust, By-Laws and current prospectus and any directions it may receive from the Fund's Trustees.

     2. Fund Responsibilities and Expenses Payable by the Series.

     In the case of each Series, except the Royce Select Fund:

     Except as otherwise provided in Paragraphs 1 and 3 hereof, the Fund shall be responsible for effecting sales and redemptions of the Series' shares, for determining the net asset value thereof and for all of the Series' other operations and shall cause the Series to pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders' reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees' fees; and brokerage commissions.

     In the case of the Royce Select Fund:

     The Fund shall be responsible for effecting sales and redemptions of the Series' shares, for determining the net asset value thereof and for all of the Series' other operations and shall cause the Series to pay all costs and expenses attributable to its operations and transactions that are not payable by the Adviser under Paragraph 3 hereof.

     3. Expenses Payable by the Adviser.

     In the case of each Series, except the Royce Select Fund:

     The Adviser shall pay all expenses which it may incur in performing its duties under Paragraph 1 hereof and shall reimburse the Fund for any space leased by the Fund and occupied by the Adviser. In the event the Fund shall qualify shares of the Series for sale in any jurisdiction, the applicable statutes or regulations of which expressly limit the amount of the Series' total annual expenses, the Adviser agrees to reduce its annual investment advisory fee for the Series, to the extent that such total annual expenses (other than brokerage commissions and other capital items, interest, taxes, distribution fees, extraordinary items and other excludable items, charges, costs and expenses) exceed the limitations imposed on the Series by the most stringent regulations of any such jurisdiction.

     In the case of the Royce Select Fund:

     The Adviser shall be responsible for paying all of the Series' operating expenses, except for (a) the compensation payable to the Adviser under Paragraph 4 hereof, (b) brokerage commissions, interest and dividends on securities sold short, (c) distribution fees, (d) Federal, state, local and other taxes, (e) amortization of organization expenses and (f) litigation and indemnification expenses and any other extraordinary expenses not incurred in the ordinary course of the Series' business. The Adviser shall also pay all expenses which it may incur in performing its duties under Paragraph 1 hereof and shall reimburse the Fund for any space leased by the Fund and occupied by the Adviser.

     4. Compensation of the Adviser.

     In the case of each Series, except the Royce Select Fund:

     The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to [o]%* per annum of the Series' average net assets at the close of business on each day that the value of its net assets is computed during the year. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series' books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.

     In the case of Royce Select Fund:

     As compensation for its services to the Series and for agreeing to pay the Series' operating expenses as set forth under Paragraph 3 hereof, the Fund agrees to cause the Series to pay to the Adviser a performance fee of 12.5% of the Series' pre-fee total return. Such fee shall be calculated daily, based on the value of the Series' then current net assets, and shall be payable at the end of each calendar month. Such fees shall be subject to a high watermark test, so that Series shares shall not bear a fee for any day on which the Series' pre-fee cumulative total return from November 18, 1998, the date on which the Series commenced operations, through that day does not exceed its pre-fee cumulative total return to the date as of which a fee was last accrued. However, the Adviser shall not be obligated to reimburse any accrued fees because of any negative total returns occurring after their accrual.

     5. Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Series to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have

-----------------


                                                Percentage Per Annum
* Series                                    of Series' Average Net Assets
  ------                                    -----------------------------
Pennsylvania Mutual Fund                    1.00% of first $50,000,000,
                                            .875% of next $50,000,000 and
                                            .75% of any additional average
                                            net assets
Royce Low-Priced Stock Fund                 1.50%
Royce Micro-Cap Fund                        1.50%
Royce Opportunity Fund                      1.00%
Royce Premier Fund                          1.00%
Royce Special Equity Fund                   1.00%
Royce Total Return Fund                     1.00%
Royce Trust & GiftShares Fund               1.00%
Royce Value Fund                            1.00%
Royce Value Plus Fund                       1.00%
charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to all portfolio series of the Fund and/or the Series.

     6. Limitations on the Employment of the Adviser. The services of the Adviser to the Series shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Series hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature. So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Series, subject to the Adviser's right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, and shall not be responsible for any action of or directed by the Fund's Trustees, or any committee thereof, unless such action has been caused by the Adviser's gross negligence, willful misfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement.

     7. Responsibility of Dual Directors, Officers and/or Employees. If any person who is a director, officer or employee of the Adviser is or becomes a Trustee, officer and/or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Adviser or under the control or direction of the Adviser, although paid by the Adviser.

     8. Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

     Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion.

     9. Effectiveness, Duration and Termination of Agreement. The prior Investment Advisory Agreement between the Fund and the Adviser relating to the Series, dated [date of each Fund's agreement] (other than the provisions of Paragraph 8 thereof, which shall remain in full force and effect) shall terminate upon the effectiveness of this Agreement. This Agreement shall become effective as of the date above written. This Agreement shall remain in effect until June 30, 2003, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Series and the vote of the Fund's Trustees, including a majority of such Trustees who are not parties to this Agreement or "interested persons" (as so defined) of any such party. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice by the vote of a majority of the outstanding voting securities of the Series, or by the vote of a majority of the Fund's Trustees or by the Adviser, and will automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act of 1940); provided, however, that the provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any such termination. The Adviser may, upon termination of this Agreement, require the Fund to refrain from using the name "Royce" in any form or combination in its name or in its business, and the Fund shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

     Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

     10. Shareholder Liability. Notice is hereby given that this Agreement is entered into on the Fund's behalf by an officer of the Fund in his capacity as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Fund's Trustees, officers, employees, agents or shareholders individually, but are binding only upon the assets and property of the Series.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

                               THE ROYCE FUND

                               By:
                                   -----------------------------------
                               Name:
                               Title:

                               ROYCE & ASSOCIATES, INC.

                               By:
                                   -----------------------------------
                               Name:
                               Title:

                                                                       EXHIBIT D

                 INFORMATION RELATING TO OTHER R&A-ADVISED FUNDS

     Set forth below is information relating to the other registered investment companies for which R&A acts as investment adviser or sub-investment adviser.

                                                                                        Advisory or
                                                                  Approximate        Sub-Advisory Fees
                                         Annual Investment       Net Assets at          Waived by R&A
Investment              Advisory           Advisory or           June 30, 2001       for the Year Ended
Company                Relationship      Sub-Advisory Fees        (millions)          December 31, 2000
-------                ------------      -----------------       -------------        -----------------

Royce Capital          Investment
Fund                    Adviser

  Royce Small-Cap                        1.00% per annum             $5.0                $7,765
  Portfolio                              of average net
                                         assets
                                                                     70.6                45,601
  Royce Micro-Cap                        1.25% per annum
  Portfolio                              of average net
                                         assets

Royce Focus            Investment        1.00% per annum             87.8               200,001
Trust, Inc.             Adviser          of average net
                                         assets

Royce Micro-Cap        Investment        Ranges from                238.9                    --
Trust, Inc.             Adviser          0.50% to 1.50%
                                         per annum of
                                         average net assets
                                         depending on
                                         performance
                                         compared to
                                         Russell 2000 Index

Royce Value            Investment        Ranges from                864.5               505,624
Trust, Inc.             Adviser          0.50% to 1.50%
                                         per annum of
                                         average net assets
                                         depending on
                                         performance
                                         compared to
                                         Standard & Poor's
                                         SmallCap 600
                                         Index



                                      D-1

                                                                                        Advisory or
                                                                  Approximate        Sub-Advisory Fees
                                         Annual Investment       Net Assets at          Waived by R&A
Investment              Advisory           Advisory or           June 30, 2001       for the Year Ended
Company                Relationship      Sub-Advisory Fees        (millions)          December 31, 2000
-------                ------------      -----------------       -------------        -----------------

AXP(R) Partners        Sub-Adviser       0.80% per annum              5.7                    --
Small Cap Value                          of first $50
Fund(1)                                  million of
                                         average net assets;
                                         0.75% per annum of
                                         next $50 million of
                                         average net assets;
                                         0.70% per annum of
                                         next $50 million of
                                         average net assets;
                                         0.65% per annum of
                                         next $50 million of
                                         average net assets;
                                         0.50% per annum of
                                         average net assets in
                                         excess of $200
                                         million

Penn Series            Sub-Adviser       0.70% per annum             82.1                    --
Small Cap Value                          of first $25 million of
Fund                                     average net assets;
                                         0.65% per annum of
                                         next $75 million of
                                         average net assets;
                                         0.60% per annum of
                                         average net assets in
                                         excess of $100
                                         million


------------
1 R&A is one of two sub-advisers of the Fund. The sub-advisory fee paid to R&A applies to the portion of the Fund's assets sub-advised by R&A. The Fund's approximate net assets at June 30, 2001 represents Fund assets sub-advised by R&A.

                                 THE ROYCE FUND


     PROXY                        [FUND NAME]                         PROXY
                           1414 Avenue of the Americas
                               New York, NY 10019

           This Proxy is Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Jack E. Fockler, Jr. and Andrew S. Novak, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the Fund held of record by the undersigned on August 3, 2001 at the Special Meeting of Shareholders of The Royce Fund to be held on September 14, 2001, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

              PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

     To vote by Telephone
     1) Read the Proxy Statement and have the Proxy Card below at hand.
     2) Call 1-800-690-6903
     3) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

     To vote by Internet
     1) Read the Proxy Statement and have the Proxy Card below at hand.
     2) Go to Website www.proxyvote.com
     3) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

     To vote by Facsimile
     1) Sign, date and fax the Proxy Card to 1-800-733-1885.


To vote, mark blocks below in blue or black ink as follows: x

-------------------------
[FUND NAME]
-------------------------


1. PROPOSAL TO APPROVE
   THE PROPOSED INVESTMENT
   ADVISORY AGREEMENT FOR THE FUND.      For       Against          Abstain
                                         [ ]         [ ]              [ ]


2. PROPOSAL TO ELECT THE TRUSTEE
   NOMINEES OF THE TRUST               For ALL   Withhold ALL   For All Except
                                         [ ]         [ ]              [ ]

                           (To withhold authority to vote, mark "For All Except"
                            and write the nominee's number on the line below.)

                            ----------------------------------------------------

                            01) Charles M. Royce, 02) Donald R. Dwight,
                            03) Mark R. Fetting, 04) Richard M. Galkin,
                            05) Stephen L. Isaacs, 06) William L. Koke,
                            07) David L. Meister, 08) G. Peter O'Brien


3. THE PROXIES ARE AUTHORIZED
   TO VOTE UPON SUCH OTHER
   MATTERS AS MAY PROPERLY
   COME BEFORE THE MEETING.

Please sign exactly as your name(s) appear(s) on reverse. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope



                          Mark box at right if an address change or          [ ]
                          comment has been noted on the reverse
                          side of this card.

Shareholder sign here    Date  Co-owner sign here      Date  RECORD DATE SHARES:
                                                             CONTROL NUMBER: